UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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Westside Energy Corporation

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On December 31, 2007, Westside Energy Corporation (the “Company”) entered into a definitive agreement to combine with privately held Crusader Energy Group (which includes Knight Energy Group, LLC; Knight Energy Group II, LLC; Knight Energy Management, LLC; Crusader Energy Group, LLC; Crusader Management Corporation; RCH Upland Acquisition, LLC; and Hawk Energy Fund I, LLC). Set forth below are copies of slide show presentations being given to certain stockholders of the Company showing information with respect to the combined companies.

Westside Energy Corporation and Crusader Energy Group January 2008

2
Additional Information
The proposed combination will be submitted to Westside’s stockholders for their consideration, and Westside will file with the SEC a definitive proxy statement to be used by Westside to solicit the approval of its stockholders for the proposed combination.
Westside may also file other documents concerning the proposed combination.  Current and potential stockholders are urged to read the proxy statement regarding the proposed combination when it becomes available and any other relevant documents filed with the
SEC, as well as any amendments or supplements to the proxy statement.  They will contain important information.  Free copies of the proxy statement, as well as other filings containing information about Westside will be available at the SEC’s internet site
(http://www.sec.gov).  When issued, copies of the proxy statement may also be obtained, without charge, by directing a request to: Westside Energy Corporation, 3131 Turtle Creek
Blvd Suite 1300, Dallas, Texas 75219, or by telephone at (214) 522-8990.
Westside and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Westside in connection with the proposed combination.  Additional information regarding the interests of those participants may be obtained by reading the proxy statement regarding the proposed combination when it becomes available.

3
Forward-Looking Statements
Certain statements in this presentation regarding future expectations, plans for acquisitions and dispositions, oil and gas reserves, exploration, development, production and pricing may be regarded as
“forward-looking statements” within the meaning of the Securities Litigation Reform Act.  They are subject to various risks, such as operating hazards, drilling risks, the inherent uncertainties in interpreting engineering data relating to underground accumulations of oil and gas, as well as other risks discussed in detail in the Company’s periodic reports and other documents filed with the SEC.  Actual results may vary materially.
Except for historical information, statements made in this presentation, including those relating to the pending combination with Crusader, estimates of oil and gas reserves, and future expenses are forward-
looking statements as defined by the SEC. The pending combination with Crusader is subject to approval of the combination by the Westside stockholders, and these statements assume the Westside stockholders approve the combination and are based on other assumptions and estimates that management believes are reasonable based on currently available information; however, management’s assumptions and Westside’s future performance are subject to a wide range of business risks and uncertainties and there is no assurance that these goals and projections can or will be met.
Any number of factors could cause actual results to differ materially from those in the forward-looking statements, including, but not limited to, the failure of the Westside stockholders to approve the combination, the volatility of oil and gas prices, the costs and results of drilling and operations, the timing of production, mechanical and other inherent risks associated with oil and gas production, weather, the availability of drilling equipment, changes in interest rates, litigation, uncertainties about reserve estimates, environmental risks and other risks and uncertainties set forth in Westside’s periodic reports and other documents filed with the SEC. Westside undertakes no obligation to publicly update or revise any forward-looking statements.

4
Transaction Overview
Key Terms
Shares issued: 152,433,684 common shares
Options granted to Crusader: 35,000,000 options
$3.00 strike price, termination date of 12/31/12
LTIP: 2,310,000 shares
Customary fiduciary out and break-up fees
BOD: 7 Crusader/ 0 Westside
Cash consideration: $500,000
Pro Forma Shares Outstanding
Existing Westside shares: 26.4 million shares³
Existing Westside warrants: 0.6 million warrants
4
Shares Issued to Crusader: 152.4 million shares
Options issued to Crusader: 35 million options
5
Potential Crusader capital draw: 19.3 million shares
6
LTIP:  2.31 million shares
Corporate
Name: Crusader Energy Group Inc.
Headquarters: Oklahoma City
Market cap: Approximately $500 million
1,2
Executive:
Chairman: Robert Raymond
CEO: David Le Norman
CFO: John Heinen
COO:  Paul Legg
Operations
Expected proved reserves at 12/31/07: 150 Bcfe
Current production: 26,000 mcfe/d
Acreage: 765,000 gross; 316,000 net
The combination of Westside and Crusader will create a growth-oriented oil and gas company with a large unconventional resource base
(1) Excludes out of the money warrants and options.
(2) Based on WHT share price of $2.83 as of 1/4/07.
(3) Includes 1,045,000 in unvested shares that vest in a change of control.
(4) 166,392 have an exercise price of $0.50 and expire 2/28/09. 100,000 have an exercise price of
$0.50 and expire 5/7/09. 300,000 have an exercise price of $2.00 and expire 10/29/09. $0.7 million in proceeds if exercised.
(5) Exercise price of $3.00/share.  Expire 12/31/12.  $105 million in proceeds if exercised.
(6) Potential $58 million Crusader capital draw at $3.00 per share.
Transaction Overview Pro Forma Profile

5
Combined Company Highlights
Combination creates a growth-oriented oil and gas company with a large unconventional resource base
Expected total net proved reserve base of more than 150 Bcfe as of 12/31/07
80% natural gas
Estimated reserve life of 15.8 years
Current production of 26,000 Mcfe per day
Total acreage in excess of 765,000 gross acres (316,000 net) – 92% undeveloped
Ft. Worth Basin Barnett Shale (67,400 net acres)
Delaware and Val Verde Basins in West Texas (82,500 net acres)
Anadarko Basin (89,950 net acres)
Bakken Shale of the Williston Basin (23,500 net acres)
Strong balance sheet expected to allow for funding of capital expenditures from operating cash flow and debt without the need for further equity
2008 capital expenditures budget is estimated to be more than $190 million

6
Crusader Management History and Track
Record
2007 2006 2005 2004 2003 2002 2001 2000 1999 1998 1997 1996 1995
1995
2002
Sold Le
Norman
Energy Corp
for $72M
Joined Patina
Oil & Gas as
Sr. VP
Formed Le
Norman
Partners
$4M Equity
Contribution
2000
Sold Le
Norman
Partners
for $40M
2003
Patina sold to
Noble Energy,
Inc. for $3.4B
$2.7B increase
in market cap
during Le
Norman’s tenure
2004
Formed
Crusader
Energy
Corp
$38M Total
Equity
Investment
2004
Sold
Crusader
Energy
Corp for
$107.5M
2005
Formed
Crusader
Energy II,
LLC
$48M
Equity
Investment
2005
Formed
Crusader
Energy III,
LLC
$12M Equity
Investment
2005
Formed
Hawk
Energy Fund
I, LP
$38M Total
Equity
Investment
2005
Crusader Energy II
and Crusader
Energy III
consolidated into
Knight Energy
Group, LLC with
$175M new equity
Investment
2006
Signed
agreement
with
Westside
Energy Corp
2007
Management team has
an average of 25 years
of industry experience
Track record of
creating value for
investors
Formed Le
Norman
Energy Corp
$120K
Equity
Investment

7 7
Combined Company…
Expected Proved Reserves of 150 Bcfe as
of 12/31/07
33% proved developed (PDP)
26,000 Mcfe/d current production
15.8 year reserve life index
765,000 gross (316,000 net) acres
4,796 potential drilling locations
473 producing wells
Potential drilling
locations
Net undeveloped
acreage
Bakken Shale Play Cleveland Sand Play
Barnett Shale Play West Texas Shales Play
Total: 4,796 locations Total: 288,480  net acres
Other 15%
Bakken 2%
Barnett 4%
Cleveland 4%
West Texas 75% West Texas 29%
Other 36%
Bakken 8%
Cleveland 5%
Barnett 22%
Portfolio Highlights
Areas of Operation
Development Inventory

8
Built-In Future Growth
3,622
1,174
3,616
Gross Wells in
Inventory
Risk
Profile
West
Texas
(40 acre)
South South
Louisiana Louisiana
West West
Texas Texas
(80 acre) (80 acre)
Cleveland
Play
Anadarko
Base
Barbee
JV
Mayfield
Ft. Worth
Basin /
Barnett
Shale
Bakken
Shale
Lard
Ranch
Eureka
Anadarko
Growth
High
Medium
8,506
Total
Low
Baca County
Weyer-
hauser
Biscuit
Hill
Large, Multi-Year Drilling Inventory

9
Emerging Play Upside
2 rig program 67,400 acres
Barnett Shale – Ft. Worth Basin
Spud 1st
well 1Q 2008 18,000 acres
Topeka / Wabaunsee – Baca Co, CO
1st
well WOPL, acquiring seismic, leasing
15,500 acres South Louisiana
Spud 1st
well in 1Q 2008
23,500 acres
Bakken Shale – Williston Basin
Drilling 4 rigs, leasing, and seismic 82,500 acres Woodford / Barnett Shale – West Texas
2 rig program 28,500 acres Cleveland Play – Ellis Co, OK
Play Net Acreage
Activity

10 10
Cleveland Sand Play
42,500 gross (28,500 net) acres of leasehold
2-rig operated drilling program with 3rd rig to be added in
2008
24 horizontal wells drilled and completed in the last 2 years
Significant improvements in drilling time, frac technique and total well cost through optimization and best practices
2008 capital budget - $31.0 million
2009 capital budget - $27.6 million
CRUSADER FOCUS AREA
Cleveland Sand Play Outline

11 11
Cleveland Sand Play
($2,000)
($1,000)
$0
$1,000
$2,000
$3,000
0 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15
0%
50%
100%
150%
200%
$4.00 $5.00 $6.00 $7.00 $8.00 $9.00 $10.00
Expected proved reserves per well of 1.0 Bcf of gas
(gross) and 80 Mbbl of oil (gross) with initial
production rates of 1.0 Mmcf/d and 200 – 300 BOPD
Average NRI: ~40%
Average WI: ~50%
$2.5 million AFE gross drilling & completion costs
Nearly 200 potential drilling locations
Excellent rate of return – 112% at $8/Mcf Henry
Hub and $80/bbl NYMEX
Crusader operated
Current net production rate of 6,670 Mcfe/d
January 4, 2008 closed acquisition of 5% working
interest partner to acquire 760 net Mcfe/d of
production
Key Observations Rate of Return (Pre-Tax)
Cumulative Well Cash Flow Profile at
$8.00 Henry Hub

Wichita
Clay
Archer
Cooke
Grayson
Young
Collin
Rockwall
Stephens
Eastland
Navarro
Brown
McLennan
Limestone
Coryell
Falls
San Saba
Robertson

12 12
CRUSADER AREAS OF INTEREST
Ft. Worth Basin Barnett Shale Play
78,850 gross (67,370 net) acres of leasehold
Active 2-rig drilling program in Hill/Ellis
Counties with expansion opportunity available
Rapidly evolving completion technology in area
due to extremely high activity level
Near term activity focused in Hill/Ellis
counties
Large acreage block to southwest in area of
very early activity by other operators
2008 Capital Budget - $38.3 million
2009 Capital Budget - $54.5 million
Barnett Shale Play Outline

13 13
Ft. Worth Basin Barnett Shale Play
($2,000)
($1,000)
$0
$1,000
$2,000
$3,000
0 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15
0%
10%
20%
30%
40%
50%
60%
70%
$4.00 $5.00 $6.00 $7.00 $8.00 $9.00 $10.00
Significant development opportunity in Hill
and Ellis Counties
Average NRI: 51%
Average WI: 65%
Expected reserves per well of 1.8 – 3.0 Bcfe
(gross)
$2.5 – 3.5 million AFE gross drilling &
completion costs
Rate of return – 43% at $8/mcf Henry Hub
192 potential drilling locations (excluding large
acreage block to southwest)
Key Observations
Rate of Return (Pre-Tax)
Cumulative Well Cash Flow Profile at
$8.00 Henry Hub

14 14
CRUSADER AREA OF INTEREST
West Texas Shale Play
325,000 gross (82,525 net) acres of
leasehold
Currently 3-rig Chesapeake drilling
program on Crusader leasehold
Crusader plans to spud first operated
well in 1st qtr 2008
3D seismic acquisition in progress on
Terrell County acreage
Up to 1.5 Tcfe of gas in place per section
2008 Capital Budget - $27.4 million
2009 Capital Budget - $36.2 million
West Texas Shale Play Outline

15 15
West Texas Shale Play
($3,000)
($2,000)
($1,000)
$0
$1,000
$2,000
$3,000
$4,000
$5,000
0 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15
0%
10%
20%
30%
40%
50%
60%
70%
$4.00 $5.00 $6.00 $7.00 $8.00 $9.00 $10.00
Very early results indicate expected Proved Reserve
potential of 3-5 Bcf for vertical wells, 6-10 Bcf for
horizontal wells
Average NRI: 3.75% (non-op) – 37.5% (op)
Average WI: 5% (non-op) – 50% (op)
Multi-pay potential in the Woodford, Barnett, Atoka,
and Wolfcamp Shales
9,000 – 13,000 ft TVD
3,562 potential drilling locations at 80-acre spacing
Over 7,000 potential drilling locations at 40-acre
spacing
Vertical Wells:
Gross drilling & completion costs - $5 million
Rate of return – 31% at $8/mcf Henry Hub
Horizontal Wells:
Gross drilling & completion costs - $8 million
Rate of return – 40% at $8/Mcf Henry Hub
Key Observations Rate of Return (Pre-Tax)
Cumulative Well Cash Flow Profile at
$8.00 Henry Hub (Vertical Well)

Williams
Mount
Roosevelt
Richland
McKenzie
Dunn
Dawson
Billings
Wibaux
Golden Valley
Stark
Prairie

16 16
Bakken Shale Play
37,760 gross (23,550 net) acres of
leasehold
First well spud planned for 1st Qtr 2008
Technology transfer of multi-stage
fracturing in horizontal wells
Leasehold is adjacent to very active
drilling development
Plan to keep 1 rig active through 2009
with opportunity to accelerate later
2008 capital budget - $18.6 million
2009 capital budget - $20.9 million
CRUSADER AREA OF INTEREST
MONTANA
NORTH
DAKOTA
Bakken Shale Play Outline

17 17
Bakken Shale Play
($4,000)
($3,000)
($2,000)
($1,000)
$0
$1,000
$2,000
$3,000
$4,000
$5,000
0 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15
0%
10%
20%
30%
40%
50%
60%
$40.00 $50.00 $60.00 $70.00 $80.00 $90.00 $100.00
Expected Proved Reserves per well of
231,000 Bbl and 400 Mmcf with historical
technology
High net revenue interest (>80%)
Crusader operated with high average
working interest (75%)
$4.5 million AFE gross drilling & completion
costs
Rate of return – 30% at $80/Bbl NYMEX and
$8.00/Mcf Henry Hub
118 potential drilling locations
Key Observations
Rate of Return (Pre-Tax)
Cumulative Well Cash Flow Profile at
$80.00 NYMEX

18
2008 Capital Budget and Key Projects
Total: $190.0 million
Other 30%
West Texas 14%
Barnett 20%
Bakken 10%
Continue to develop the existing
Cleveland Play and begin expanding into
new prospect areas
Acquire 3D seismic and begin a company-
operated drilling program in the West
Texas Shales
Begin company-operated drilling program
in the Bakken Shale Play
Optimize the Barnett properties
Drill 10-well program in Baca County, CO
to evaluate development of low-risk, low-
cost gas play
Acquire 3D seismic and participate in
development of non-operated drilling
program in South Louisiana
Cleveland 16%
(including seismic costs)
South Louisiana 5%
Baca 5%
2008 Capital Budget
Key Projects and Objectives

19
Pro Forma Share Count and Capitalization
(1) Vest in a change of control.
(2) Potential $58 million Crusader capital draw at $3.00 per share.
(3) Exercise price of $3.00/share.  Expire 12/31/12.  $105 million in proceeds if exercised.
(4) 166,392 have an exercise price of $0.50 and expire 2/28/09. 100,000 have an exercise price of
$0.50 and expire 5/7/09. 300,000 have an exercise price of $2.00 and expire 10/29/09. $0.7 million in proceeds if exercised.
Shares Outstanding Pro Forma Balance Sheet
Westside Shares Outstanding 25,361,273
Westside Unvested Shares
1
1,045,000
Shares Issued to Crusader 152,433,684
Basic Shares Outstanding 178,839,957
Potential Crusader $58MM Capital Draw
2
19,290,000
Crusader Options
3
35,000,000
Westside Warrants
4
566,392
Diluted Shares Outstanding 233,696,349
LTIP 2,310,000
Diluted Shares (including LTIP) 236,006,349
12/31/2007
Cash $26.2
Knight I Senior 37.0
Hawk IBC Facility 1.3
Knight I Subordinated 30.0
Wellington Facility 25.0
Total Debt 93.3
Net Debt $67.0
Potential Crusader Capital Draw 58.0
Adjusted Net Debt $9.0